[The following 8-K is identical to the 8-K filed on May 31, 2006, and this filing is for the sole purpose of filing under the correct commission file number.]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 31, 2006

Structured Asset Mortgage Investments II Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-132232-09	20-0842986
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

383 Madison Avenue New York, New York		10179
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (212) 272-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01(c).
(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits: 5.1 Opinion of Thacher Proffitt & Wood LLP 8.1 Opinion of Thacher Proffitt & Wood LLP (contained in Exhibit 5.1) 23.1 Consent of Thacher Proffitt & Wood LLP (contained in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

By:	/s/ Baron Silverstein
Name:	Baron Silverstein
Title:	Vice President

Dated: May 31, 2006